CORNERSTONE PROGRESSIVE RETURN FUND

   THE FUND WILL MAIL TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE, WITHIN FIVE DAYS AFTER RECEIPT OF WRITTEN REQUEST THEREFOR, A COPY OF THE EXPRESS TERMS OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND OF ANY OTHER CLASS OR CLASSES AND SERIES OF SHARES, IF ANY, WHICH THE FUND IS AUTHORIZED TO ISSUE AT THE TIME OF SUCH REQUEST.
--------------------------------------------------------------------------------

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT-..... Custodian.....
TEN ENT - as tenants by the entireties                      (Cust)       (Minor)
JT TEN - as joint tenants with right of          under Uniform Gifts to Minors
         survivorship and not as tenants         Act
         in common                                  ........................
                                                           (State)

     Additional abbreviations may also be used though not in the above list.

For Value Received, ___________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

---------------------------------------


--------------------------------------------------------------------------------
   PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS (INCLUDING ZIP CODE) OF ASSIGNEE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------Common Shares
of Beneficial Interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named fund with full power of substitution.

Dated,
      ------------------

                                          X
                                           ----------------------------------

                                          X
                                           ----------------------------------
                                           NOTICE: THE SIGNATURE(S) TO THIS
                                           ASSIGNMENT MUST CORRESPOND WITH THE
                                           NAME(S) AS WRITTEN UPON THE FACE OF
                                           THE CERTIFICATE IN EVERY PARTICULAR,
                                           WITHOUT ALTERATION OR ENLARGEMENT OR
                                           ANY CHANGE WHATEVER.




              SIGNATURE(S) GUARANTEED:
                                      ------------------------------------------
                                           THE SIGNATURE(S) SHOULD BE GUARANTEED
                                           BY AN ELIGIBLE GUARANTOR INSTITUTION
                                           (BANKS, STOCKBROKERS, SAVINGS AND
                                           LOAN ASSOCIATIONS AND CREDIT UNIONS
                                           WITH MEMBERSHIP IN AN APPROVED
                                           SIGNATURE GUARANTEE MEDALLION
                                           PROGRAM), PURSUANT TO S.E.C. RULE
                                           17Ad-15.


--------------------------------------------------------------------------------
    AMERICAN BANK NOTE COMPANY               PRODUCTION COORDINATOR: MIKE PETERS
                                                           931-490-1714
       711 ARMSTRONG LANE                             PROOF OF: JUNE 5, 2007
    COLUMBIA, TENNESSEE 38401                CORNERSTONE PROGRESSIVE RETURN FUND
           (931) 388-3003                             TSB   27258  BK
   SALES: RICHARD JOHNS  516-731-2885                 OPERATOR:    AP
7 / LIVE JOBS / C / Cornerstone 27258 BK                     NEW
--------------------------------------------------------------------------------

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: _____ OK AS IS_____ OK WITH CHANGES____ MAKE CHANGES AND SEND ANOTHER PROOF

NUMBER                                                              SHARES
                                COMMON SHARES OF
                              BENEFICIAL INTEREST

                      CORNERSTONE PROGRESSIVE RETURN FUND

       NO PAR VALUE                                  CUSIP 21925C 10 1
THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
  IN NEW YORK, NEW YORK

                ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT





is the owner of

      FULLY PAID AND NON-ASSESSABLE COMMON SHARES OF BENEFICIAL INTEREST OF
                       CORNERSTONE PROGRESSIVE RETURN FUND

(hereinafter called the Fund) transferable on the books of the Fund by the holder hereof, in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Agreement and Declaration of Trust of the Fund, and all amendments thereto, and the Fund's By-Laws (copies of which are on file at the principal office of the Fund), to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

      Witness the facsimile signatures of the Fund's duly authorized officers.

Dated:
      -------------


/S/ JODI B. LEVINE                                   /S/ RALPH W. BRADSHAW
------------------                                   ---------------------
Treasurer                                               President